As Filed with the Securities and Exchange Commission on August 26, 2005

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 17, 2005

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

For a transaction effective August 17, 2005, the Regular Trustees (the "Trustees") of BAC Capital Trust VIII (the "Trust") approved the public offering of 20,000,000 of the Trust's 6% Capital Securities (liquidation amount $25 per security) having an aggregate initial offering price of $500,000,000 (the "Capital Securities") to various underwriters pursuant to an Underwriting Agreement dated as of August 17, 2005, and otherwise established the terms and conditions of the Capital Securities.  The Trust also granted the Underwriters an over-allotment option to purchase up to an additional 3,000,000 Capital Securities having an aggregate initial offering price of $75,000,000.  On August 22, 2005, the Underwriters exercised the over-allotment option in part by electing to purchase an additional 1,200,000 Capital Securities.  The Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust.  In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to Bank of America Corporation (the "Corporation") and otherwise established the terms and conditions of the Common Securities.  The Trustees also authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 6% Junior Subordinated Notes, due 2035 of the Corporation (the "Junior Subordinated Notes") issued under the terms of a Restated Indenture dated as of November 1, 2001 and supplemented by a Eighth Supplemental Indenture dated as of August 25, 2005.  The Underwriting Agreement is included as Exhibit 1.1 hereto.

By written consent dated August 17, 2005, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of Junior Subordinated Notes having an aggregate principal amount of up to $592,800,000 and otherwise established the terms and conditions of the Junior Subordinated Notes.

The terms of the offering, the Capital Securities, the Common Securities and the Junior Subordinated Notes are described in the Registrants' Prospectus dated May 5, 2005 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated August 17, 2005.

The Capital Securities were issued pursuant to a Registration Statement on Form S-3 (File No. 333-123714, 333-123714-01, 333-123714-02, 333-123714-03, 333-123714-04, 333-123714-05 and 333-123714-06) (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  The Registration Statement registered up to $5,000,000,000 aggregate initial offering price of preferred securities of BAC Capital Trust VII, BAC Capital Trust VIII, BAC Capital Trust IX, BAC Capital Trust X, BAC Capital Trust XI, BAC Capital Trust XII and the Junior Subordinated Notes, together with related guarantees of such preferred securities by the Corporation.  The Registration Statement was declared effective on May 5, 2005.  The initial sale of 20,000,000 Capital Securities closed on August 25, 2005 and we expect that the sale of an additional 1,200,000 Capital Securities relating to the partial exercise by the Underwriters of the over-allotment option will close on August 30, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated August 17, 2005 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Subordinated Note (included in Exhibit 4.3)
4.3	Eighth Supplemental Indenture to be used in connection with the issuance of Junior Subordinated Notes dated as of August 25, 2005
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust VIII dated as of August 17, 2005
4.5	Capital Securities Guarantee Agreement dated as of August 25, 2005
99.1	News Release disseminated on August 17, 2005 regarding the sale of the Capital Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By: /s/ TERESA M. BRENNER TERESA M. BRENNER Associate General Counsel

Dated:  August 26, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated August 17, 2005 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Subordinated Note (included in Exhibit 4.3)
4.3	Eighth Supplemental Indenture to be used in connection with the issuance of Junior Subordinated Notes dated as of August 25, 2005
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust VIII dated as of August 17, 2005
4.5	Capital Securities Guarantee Agreement dated as of August 25, 2005
99.1	News Release disseminated on August 17, 2005 regarding the sale of the Capital Securities